                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

         Date of Report (Date of earliest event reported): June 16, 2005
                                                           --------------

                         Finlay Fine Jewelry Corporation
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                 33-59380                  13-3287757
     ---------------           ------------            -------------------
     (State or other            (Commission               (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)

                   529 Fifth Avenue, New York, New York     10017
             -------------------------------------------------------
              (Address of principal executive offices)    (zip code)

       Registrant's telephone number, including area code: (212) 808-2800
                                                           --------------

                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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*        The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Employment Agreements with Joseph M. Melvin, Leslie A. Philip and
         -----------------------------------------------------------------
         Joyce Manning Magrini
         ----------------------

         On June 16, 2005, the Board of Directors of Finlay Enterprises, Inc.
("Finlay Enterprises") and its wholly-owned subsidiary, Finlay Fine Jewelry
Corporation ("Finlay Jewelry" and collectively with Finlay Enterprises, the
"Companies"), upon the recommendation of the Compensation Committees of the
Companies (collectively, the "Compensation Committee") approved employment agreements (the "Employment Agreements") between (i) Finlay Jewelry and Joseph
M. Melvin, Executive Vice President and Chief Operating Officer of Finlay
Enterprises and President and Chief Operating Officer of Finlay Jewelry, (ii)
Finlay Merchandising & Buying, Inc., a wholly-owned subsidiary of Finlay Jewelry
("FM&B") and Leslie A. Philip, Executive Vice President and Chief Merchandising
Officer of the Companies and FM&B, and (iii) Finlay Jewelry and Joyce Manning
Magrini, Executive Vice President -Administration of Finlay Jewelry (each of Mr.
Melvin, Ms. Philip and Ms. Magrini are referred to herein as an "Executive").

         The Employment Agreements provide for a term ending June 30, 2008 unless earlier terminated in accordance with the provisions thereof. Mr. Melvin will receive annual base salary of $452,056, Ms. Philip will receive annual base salary of $471,690 and Ms. Magrini will receive annual base salary of $325,000.
In addition to annual base salary, each of the Executives will be entitled to receive an annual bonus based on the attainment of financial goals as set by the
Compensation Committee and shall be included in any employee benefit plans and other fringe benefit programs maintained for senior executives.

         Each Employment Agreement also provides that the Executive shall receive, in the event he or she is employed by Finlay Jewelry or FM&B, as the case may be, on June 30, 2008, a special bonus equal to 50% of the Executive's then-current base salary.

         If an Executive is terminated without good cause (as defined in the
Employment Agreements), the Executive shall be entitled to receive, subject to satisfaction of specified conditions, a lump sum severance payment in an amount equal to the greater of (i) the Executive's base salary at the then-current rate, through June 30, 2008 or (ii) one year's base salary at the then-current rate plus one year's bonus (calculated by averaging the annual bonus to the
Executive over the prior three fiscal years).

         Approval of Finlay Key Employee Special Severance Pay Plan
         ----------------------------------------------------------

         On June 16, 2005, the Board of Directors of Finlay Enterprises and
Finlay Jewelry, upon the recommendation of the Compensation Committee, also approved the Finlay Key Employee Special Severance Pay Plan (the "Plan"), which provides for the payment of severance pay to eligible key employees ("Key
Employees"), who are permanently and involuntarily terminated solely as a result of a merger of The May Department Stores Company with and into Federated
Department Stores, Inc. The severance pay for each such Key Employee is equal to
(i) one year's base salary at his or her then-current rate for Key Employees in
"Class I", and (ii) one year's base salary at his or her then-current rate plus one year's bonus (calculated by averaging the annual bonus thereof over the prior three fiscal years) for Key Employees in "Class II". Edward Stein, Senior
Vice President and Director of Stores of Finlay Jewelry, and Bruce Zurlnick,
Senior Vice President, Treasurer and Chief Financial Officer of the Companies
are among those designated as Key Employees in Class II. Individuals with employment contracts which provide for severance (including Mr. Melvin, Ms.
Philip and Ms. Magrini) will not be eligible to receive benefits under the Plan.

The foregoing description of the Employment Agreements and the Plan does not purport to be complete and is qualified in its entirety by reference to the
Employment Agreements and the Plan, which are filed as exhibits hereto and are incorporated herein by reference.

         Promotion of Joyce Manning Magrini to Executive Vice President
         --------------------------------------------------------------
         -Administration of Finlay Jewelry
         ---------------------------------

         On June 16, 2005, Joyce Manning Magrini was promoted to Executive Vice
President - Administration. In connection with the promotion, Ms. Magrini entered into an employment agreement with Finlay Jewelry in the form attached as
Exhibit 10.3 hereto and which is described above.

                                      -2-

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         Reference is made to the description above regarding the promotion of
Joyce Manning Magrini to Executive Vice President -Administration of Finlay
Jewelry. Ms. Magrini, age 50, joined Finlay Jewelry in January 1995 as Vice
President of Human Resources and was promoted to Senior Vice President of Human
Resources in March 1999. From June 1978 to December 1994, Ms. Magrini held various human resources and customer service positions at Macy's.

ITEM 8.01   OTHER EVENTS

         The Annual Meeting of the Stockholders of Finlay Enterprises was held on June 16, 2005, at which Messrs. Rohit M. Desai, Michael Goldstein and Thomas
M. Murnane were re-elected directors of Finlay Enterprises to serve a three-year term in the class of directors whose term expires in 2008. Such members have been elected to serve until the expiration of their respective terms of office and until their successors are duly elected and qualified. At such meeting, votes were cast as follows:

Name                                     Votes For         Votes Withheld
                                                           or Against
------------------------------------     ---------         --------------

Rohit M. Desai......................     7,782,129         0
Michael Goldstein...................     7,026,514         755,615
Thomas M. Murnane...................     7,762,878         19,251

         Messrs. David B. Cornstein, John D. Kerin, Arthur E. Reiner, Norman S.
Matthews and Richard E. Kroon and Ms. Ellen R. Levine continued to serve as members of the Board of Directors after the meeting.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)        EXHIBITS.

10.1     Employment Agreement dated as of June 16, 2005 between Joseph M. Melvin and Finlay Jewelry.

10.2     Employment Agreement dated as of June 16, 2005 between Leslie A. Philip and FM&B.

10.3     Employment Agreement dated as of June 16, 2005 between Joyce Manning
         Magrini and Finlay Jewelry.

10.4     Finlay Key Employee Special Severance Pay Plan.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,
Finlay Jewelry has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FINLAY FINE JEWELRY CORPORATION

Dated: June 22, 2005                      By: /s/ Bruce E. Zurlnick
                                              -------------------------------
                                          Bruce E. Zurlnick
                                          Senior Vice President, Treasurer
                                          and Chief Financial Officer

                                      -3-